UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 21, 2020

CITIZENS FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-13222	23-2265045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 South Main Street
Mansfield, Pennsylvania 16933
(Address of Principal Executive Offices, and Zip Code)

(570) 662-2121
(Registrant’s Telephone Number, Including Area Code)

Not applicable
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                          Submission of Matters to a Vote of Security Holders.
On April 21, 2020, Citizens Financial Services, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders considered the following proposals: (i) to elect four Class 3 directors; and (ii) to ratify the appointment of S.R. Snodgrass, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the SEC on March 12, 2020. The final results for the votes regarding each proposal are set forth below.
Election of Directors
The following persons were duly elected as Class 3 directors:
	Randall E. Black	R. Lowell Coolidge	Rinaldo A. DePaola	Mickey L. Jones
For	1,282,414	1,275,787	1,291,508	1,308,148
Withheld	44,828	51,455	35,734	19,094
Broker Non-Votes	690,060	690,060	690,060	690,060
Ratification of S.R. Snodgrass, P.C., Certified Public Accountants, as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
1,998,565	15,785	2,952	-
The total shares voted at the Annual Meeting were 2,017,302.
The results reported above are final voting results.
Item 8.01. Other Events.
Stock Repurchase Program
On April 21, 2020, the Board of Directors of the Company authorized and approved a share repurchase program of up to 150,000 of the currently outstanding shares of the Company’s common stock at an aggregate purchase price not to exceed $12,000,000 over a period of 36 months. Under the stock repurchase program, the Company intends to repurchase shares through open market purchases, privately-negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934 (the “Exchange Act”).
The Company cannot predict when or if it will repurchase any shares of common stock as such stock repurchase program will depend on a number of factors, including price and general business and market conditions. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.
This report contains forward-looking statements, as that term is defined under the Exchange Act, including statements regarding purchases by the Company of its common stock. By their nature, forward-looking statements are subject to risks, uncertainties, and contingencies, including the duration and scope of the COVID-19 pandemic and its impact on levels of consumer confidence; actions governments, businesses and individuals take in response to the COVID-19 pandemic; the impact of the COVID-19 pandemic and actions taken in response to the pandemic on global and regional economies and economic activity; the pace of recovery when the COVID-19 pandemic subsides; changes in price and volume and the volatility of the Company’s common stock; adverse developments affecting either or both of prices and trading of securities; and unexpected or otherwise unplanned or alternative requirements with respect to the capital of the Company. The Company does not undertake to update any forward looking statements or information, including those contained in this report.
On April 23, 2020, the Company issued a press release announcing the stock repurchase program. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Annual Meeting Press Release
On April 23, 2020, the Company issued a press release regarding the Annual Meeting. A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release, dated April 23, 2020, issued by Citizens Financial Services, Inc. announcing the Stock Repurchase Program
99.2	Press release, dated April 23, 2020, issued by Citizens Financial Services, Inc. regarding the Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: April 23, 2020	By:	/s/ Randall E. Black
Randall E. Black Chief Executive Officer and President